Execution Copy

On2 Technologies, Inc.

13,000,000 Shares

Common Stock ($0.01 par value)

Underwriting Agreement

New York, New York
October 17, 2007

ThinkEquity Partners LLC
Merriman Curhan Ford & Co.
As Representatives of the several Underwriters
c/o ThinkEquity Partners LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

On2 Technologies, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, 13,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), of the Company (said shares to be issued and sold by the Company being hereinafter called the “Firm Shares”). The Company also proposes to grant to the Underwriters an option (the “Over-Allotment Option”) to purchase up to 1,950,000 additional shares of Common Stock (as may be adjusted to give effect to any stock split, reverse stock split or recapitalization effected by the Company prior to the exercise of such option) to cover over-allotments (the “Option Shares”; the Option Shares, together with the Firm Shares, being hereinafter called the “Securities”) on the terms set forth in Section 3. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 20 hereof.

1.    Representations and Warranties.

The Company represents, warrants and agrees as follows:

(a) The Company has prepared and filed with the Commission a registration statement (file number 333-142336) on Form S-3, including a related base prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus in accordance with Rule 424(b). As filed, such final prospectus shall conform in all material respects with the applicable requirements of the Act and the rules thereunder, on the Effective Date and at the Execution Time, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all material respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

(b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Shares are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplements thereto) will, conform in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(c) The Disclosure Package as of the Effective Date and at the Execution Time does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(d) (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e) Each Issuer Free Writing Prospectus, when considered together with the Disclosure Package as of the Effective Date and at the Execution Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the price of the Securities and disclosures directly relating thereto will be included on the cover page of the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(f) Each of the Company and its Subsidiaries (as defined in Section 1(h)) has been duly organized and is validly existing as a corporation or limited liability company (as applicable) in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or limited liability company (as applicable) power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company (as applicable) and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(g) All the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Prospectus, all outstanding shares of capital stock or other equity interests of the Subsidiaries of the Company are owned by the Company either directly or through its wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances.

(h) The entities listed on Annex A attached hereto are the only subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X (the “Subsidiaries”).

(i) The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being issued and sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; subject to the matters disclosed in the Current Report on Form 8-K filed by the Company with the Commission on October 10, 2007, the Securities shall, when issued, be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the American Stock Exchange; the certificates for the Securities have been duly approved and adopted by the Company and are in valid and sufficient form and comply with the requirements of the American Stock Exchange; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

(j) There is no contract or other document that is required to be described in the Prospectus or filed as an exhibit to the Registration Statement under the Act or rules and regulations thereunder that has not been described in the Prospectus or filed as an exhibit to the Registration Statement.

(k) This Agreement has been duly authorized, executed and delivered by the Company.

(l) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(m) No consent, approval, authorization, filing with or order of any court or Governmental Authority is required in connection with the transactions contemplated herein, except for the registration of the Securities under the Act and such consents, approvals, authorizations, registrations, or qualifications as may be required under the Exchange Act, by the Financial Industry Regulatory authority (“FINRA”), and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus.

(n) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will (i) conflict with or result in a violation of the charter or by-laws of the Company or any of the Subsidiaries or (ii) conflict with, result in material breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (A) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (B) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, Governmental Authority, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

(o) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement except as set forth in the Disclosure Package and Prospectus.

(p) The consolidated historical financial statements and schedules of the Company and its consolidated Subsidiaries included in the Disclosure Package, the Prospectus and the Registration Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries as of the respective dates and for the respective periods indicated and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Consolidated Financial Data” in the Disclosure Package, the Prospectus and the Registration Statement present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

(q) Except as set forth in or contemplated in the Disclosure Package and the Prospectus, there are no actions, suits or proceedings by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property pending or, to the Company’s knowledge, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(r) The Company and each of the Subsidiaries have good and marketable title in fee simple to all real property and good and valid title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the most recent Prospectus or such as do not materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and all assets held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

(s) Neither the Company nor any Subsidiary (i) is in violation or default of any provision of its charter or bylaws, (ii) is in default in any material respect of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) except as set forth in the Prospectus, is in violation in any material respect of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except with respect to (ii) and (iii) above, for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

(t) Eisner LLP, who has certified certain financial statements of the Company and its consolidated subsidiaries and delivered its report with respect to the audited consolidated financial statements and schedules included in the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act within the meaning of Rule 3600T of the Public Company Accounting Oversight Board, and there has not been any disagreement (within the meaning of National Policy Statement No. 31) with the present or any former accountants of the Company.

(u) There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(v) Each of the Company and the Subsidiaries has filed all Tax Returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto)) and has paid all Taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(w) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(x) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage or obtain substantially equivalent insurance as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(y) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(z) The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for any which the failure to possess could not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto); and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(aa) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the reported accountability for assets is compared with the existing assets at reasonable intervals.

(bb) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(cc) The Company and the Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) except where such lack of compliance would not result in a Material Adverse Effect, (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses except where such lack of compliance would not result in a Material Adverse Effect and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto). Except as set forth in the Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(dd) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and could not reasonably be expected to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and neither the Company nor any of the Subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(l) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA).

(ee) The Company is in compliance in all material respects with all presently effective provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans.

(ff) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any non-U.S. political party or official thereof or any candidate for non-U.S. political office, in contravention of the FCPA and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(gg) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened in each case, as would not be reasonably expected to have a Material Adverse Effect.

(hh) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person who, to the Company’s knowledge, is currently subject to any U.S. sanctions administered by OFAC.

(ii) The Company and the Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted as described in the Disclosure Package and the Prospectus. Except as set forth in the Disclosure Package and the Prospectus, (i) there is no material infringement by third parties of any such Intellectual Property; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(jj) Neither the Company nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities other than this Agreement.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.    Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $0.94 per share, the amount of the Firm Shares set forth opposite such Underwriter’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 1,950,000 Option Shares at the same purchase price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Shares, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

The Company shall not be obligated to deliver any of the Securities on the date required for delivery under Section 3 except upon payment for all Securities to be purchased on such delivery date as provided herein.

3.    Delivery and Payment.

(a) Delivery of and payment for the Firm Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the fourth Business Day following the date of this Agreement) shall be made at 10:00 a.m., New York City time, on October 23, 2007, or at such time on such later date not more than four Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified in writing by the Company. Delivery of the Firm Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

(b) If the option provided for in Section 2(b) hereof is exercised after the fourth Business Day following the date of this Agreement, the Company will deliver (at the expense of the Company) to the Representatives, at 600 Montgomery Street, 8th Floor, San Francisco, California 94111, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option), certificates for the Option Shares in such names and denominations as the Representatives shall have requested for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Shares, and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.    Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public upon the terms and conditions as set forth in the Prospectus as soon after this Agreement has been executed and as the Representatives, in their sole judgment, have determined is advisable and practicable.

5.    Agreements.

(i)    The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection, to obtain as soon as possible the withdrawal thereof of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If, at any time, prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will: (1) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Disclosure Package to correct such statement or omission; and (3) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirements may be satisfied pursuant to Rule 172 of the Act), any event which becomes known to the Company occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(e) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including the circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to subject itself to taxation in any foreign jurisdiction or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g) The Company will not, without the prior written consent of ThinkEquity Partners LLC, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission (other than a registration statement on Form S-8) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement; provided, however, that the Company may (i) issue and sell Common Stock pursuant to any employee stock incentive plan, stock option plan (and may issue options thereunder), stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and (iii) Common Stock pursuant to the Share Exchange Agreement, dated as of May 21, 2007, between the Company and Nexit Ventures Oy, as the authorized representative of the holders of the outstanding equity securities of Hantro Products Oy. If (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, then the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(h) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, the Money Laundering Laws and the FCPA.

(i) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(j) The Company will not issue any press release or public announcement between the date hereof and the Closing Date without first providing prior notice to the Representatives.

(k) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the American Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the securities, including, without limitation, third party expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, lodging expenses of the officers of the Company and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show, but specifically excluding the lodging expenses of the representatives of the Underwriters; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; provided that, except as provided in this Section 5 and in Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the securities which they may sell and the expenses of advertising any offering of the securities made by the Underwriters.

(l) The Company will use the net proceeds from the sale of the Securities in the manner described in the Prospectus.

(m) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Representatives (such consent to not be unreasonably withheld), and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company (such consent to not be unreasonably withheld), it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company or such Underwriter with the Commission or retained by the Company under Rule 433; provided, that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses identified in Schedule II hereto and any electronic road show. Any such Free Writing Prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(ii)    Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any Free Writing Prospectus used or referred to by such Underwriter without the prior written consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided, that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such Free Writing Prospectus and (ii) ”issuer information,” as used in this Section 5(ii), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6.    Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Shares and the Option Shares, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any Subsequent Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) Prior to the Closing Date and any Subsequent Closing Date, the Prospectus and any supplement thereto have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

(b) On the Closing Date and any Subsequent Closing Date, McGuire Woods LLP, counsel for the Company, shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives and their counsel, in the form set forth in Exhibit B.

(c) On the Closing Date and any Subsequent Closing Date, Levisohn Berger LLP, intellectual property counsel for the Company, shall have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives and their counsel, in the form set forth in Exhibit C.

(d) The Representatives shall have received from Lowenstein Sandler PC, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto), and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e) On the Closing Date and any Subsequent Closing Date, the Company shall have furnished to the Representatives certificates dated the Closing Date, signed by appropriate officers of the Company, addressed to the Underwriters and their counsel, with respect to the charter and by-laws of the Company, all resolutions of the board of directors of the Company and other corporate action relating to this Agreement and to the authorization, issue and sale of the Securities, the incumbency and specimen signatures of signing officers and with respect to such other matters as the Underwriters may reasonably request.

(f) On the Closing Date and any Subsequent Closing Date, the Company shall have furnished to the Representatives a certificate of the Company, signed by the principal executive officer and principal financial officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package and any amendment or supplement thereto, as well as each electronic roadshow used to offer the securities, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to is use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened;

(iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and their Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto); and

(iv) such other matters as the Underwriters may reasonably request.

(g) At the Execution Time and on the Closing Date and any Subsequent Closing Date, Eisner LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time, the Closing Date or such Subsequent Closing Date, in form and substance reasonably satisfactory to the Representatives, a customary “comfort letter” with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Registration Statement, the Statutory Prospectus and the Prospectus and confirming that it is an independent registered public accounting firm within the meaning of the Act and the applicable rules and regulations adopted by the Commission.

(h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the most recent Prospectus or (ii) any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such date of delivery on the terms and in the manner contemplated in the Prospectus.

(i) The Securities shall have been listed for trading on the American Stock Exchange and satisfactory evidence of such actions shall have been provided to the Representatives.

(j) At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibits A-1 or A-2 hereto from each executive officer and director of the Company (other than Pekka Salonoja) as of the Execution Time addressed to the Representatives.

(k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement, or to evidence the accuracy of the Company’s representations and warranties or the satisfaction of any of the agreements or conditions contained in this Agreement.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives, which cancellation shall be without liability on the part of any party to any other party, except that Section 5(i)(k), Section 7, Section 8 and Section 11 shall at all times be effective and shall survive such cancellation. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Lowenstein Sandler PC, counsel for the Underwriters, at 1251 Avenue of the Americas, New York, New York 10020, Attention: Michael D. Maline, on the Closing Date or on such other date as shall be required or permitted by the terms of the Agreement.

7.    Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through ThinkEquity Partners LLC on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If this Agreement is terminated by reason of the default of one or more of the Underwriters as set forth in Section 9 hereof, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

8.    Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which they or any of them may become subject under the Act, the Exchange Act or any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or in any Permitted Issuer Information used or referred to in any Free Writing Prospectus used or referred to by any Underwriter, or any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the fifth paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting,” (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under Section 8(a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in Section 8(a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (which such consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in Section 8(a) or (b) is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 8(d).

9.    Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase, any of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.    Termination. This Agreement shall be subject to termination by the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the American Stock Exchange, (ii) trading in securities generally on the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a general banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of international hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on United States or international financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto). Any termination pursuant to this Section 10(ii), (iii) or (iv) shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters to the extent required by Section 7, and (b) any Underwriter to the Company.

11.    Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(i)(k), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.    Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the ThinkEquity Partners LLC General Counsel (fax no.: (415) 772-9017) and confirmed to ThinkEquity Partners LLC, at 600 Montgomery Street, 8th Floor, San Francisco, California 94111, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to On2 Technologies, Inc., 580 White Plains Road, Tarrytown, NY 10591, Attention: General Counsel (fax no.: (914) 468-0510).

13.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.    Fiduciary Duty. The Company hereby acknowledges that (i) the Underwriters have been retained solely as underwriters of the offering of the Securities and not as advisors to, or agents of, the Company or any other person and (ii) its engagement of the Underwriters in connection with the offering of the Securities is as an independent contractor and not in any other capacity, including as a fiduciary. Furthermore, each of the Company and the Underwriters agrees that it is solely responsible for making its own independent judgments with respect to the offering of the Securities. In addition, the Company agrees that it will not claim that the Underwriters or any of them, owe a fiduciary or similar duty to the Company in connection with the transactions contemplated by this Underwriting Agreement or the process leading thereto.

15.    Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16.    Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17.    Submission to Jurisdiction. Except as set forth below, no claim arising under or relating to this Agreement or the offering of the Securities may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Underwriters hereby consent to the jurisdiction of such courts and personal service with respect thereto. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each Underwriter and the Company agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to the jurisdiction of which such party is or may be subject, by suit upon such judgment.

18.    Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19.    Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

20.    Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York, New York.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Statutory Prospectus, (ii) each Issuer Free Writing Prospectuses, if any, filed or used by the Company on or before the Effective Date and identified in Schedule II hereto (other than a roadshow that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433, (iii) the information contained on Schedule III hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Laws” means applicable securities laws and all other statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or license, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority, and the term “applicable” with respect to such Laws and in the context that refers to one or more persons, means that such Laws apply to such person or persons or its or their business, undertaking, property or securities and emanate from a Governmental Authority, having jurisdiction over the person or persons or its or their business, undertaking, property or securities.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus referred to in paragraph l(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 462” and “Rule 433” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in paragraph 1(a) hereof.

“Statutory Prospectus” shall mean the preliminary prospectus relating to the Securities that is included in the Registration Statement immediately prior to the Execution Time, including any document that is incorporated by reference therein.

“Subsequent Closing Date” shall mean any settlement date at which the purchase and sale of the Option Shares is to be settled pursuant to Section 3(b).

“Taxes” includes all forms of taxation (including, without limitation, any net income or gains, minimum, gross income, gross receipts, sales, use, ad valorem, value-added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, capital stock, occupation, property, custom, environmental or windfall tax or duty), together with interest, penalties and additions imposed with respect to the foregoing, imposed by any local, municipal, state, Federal or other government, governmental entity or political subdivision, whether of the United States or other country or political unit.

“Tax Return” means all returns, declarations, statements, reports, schedules, forms and information returns, whether original or amended, relating to Taxes.

[Remainder of page intentionally left blank.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company, and the several Underwriters.

Very truly yours,

ON2 TECHNOLOGIES, INC

By:	/s/ Bill Joll
Name: Bill Joll
Title: President and Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

ThinkEquity Partners LLC
Merriman Curhan Ford & Co.

By:  ThinkEquity Partners LLC

By:  /s/ Jerome J. Joondeph

Name: Jerome J. Joondeph
Title: Chief Financial Officer and General Counsel

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

SCHEDULE I

UNDERWRITERS

Underwriters	Number of Firm Shares to be Purchased	Number of Option Shares to be Purchased
ThinkEquity Partners LLC	8,450,000	1,267,500

Merriman Curhan Ford & Co	4,550,000	682,500

TOTAL:

SCHEDULE II

FREE WRITING PROSPECTUSES

None.

SCHEDULE III

PRICING INFORMATION

Price Per Share:	$1.00

Offering Size:	13,000,000 shares, or 14,950,000 shares if the Underwriters exercise their over-allotment option in full.

Closing Date:	October 23, 2007

ANNEX A

SUBSIDIARIES

Name	Jurisdiction

The Duck Corporation	Delaware

MetaVisual Creations Limited	United Kingdom

EXHIBIT A-1

LOCK-UP LETTER AGREEMENT

THINKEQUITY PARTNERS LLC
MERRIMAN CURHAN FORD & CO.
As Representatives of the several Underwriters
c/o ThinkEquity Partners LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of On2 Technologies Inc, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of ThinkEquity Partners LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares in the Offering), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”); provided, that the foregoing shall not prohibit any sale made under contract, instruction or written plan for trading securities that satisfies the requirements of Rule 10b5-1(c)(1)(B) under the Securities Exchange Act of 1934, as amended. In addition, the undersigned agrees that without the prior written consent of ThinkEquity Partners LLC, on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless ThinkEquity Partners LLC waives, in writing, such extension. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement. In addition, the undersigned agrees that, without the prior written consent of ThinkEquity Partners LLC, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: October ___, 2007

EXHIBIT A-2

LOCK-UP LETTER AGREEMENT
([____________________])
([____________________])
([____________________])

THINKEQUITY PARTNERS LLC
MERRIMAN CURHAN FORD & CO.
As Representatives of the several Underwriters
c/o ThinkEquity Partners LLC
600 Montgomery Street, 8th Floor
San Francisco, California 94111

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of On2 Technologies Inc, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of ThinkEquity Partners LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares in the Offering), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”); provided, that the foregoing shall not prohibit (i) the sale of an aggregate of _____________ shares on or after the later to occur of (A) November 15, 2007 and (B) the third business day after the Company publicly announces its third quarter financial results and (ii) any sale made under contract, instruction or written plan for trading securities that satisfies the requirements of Rule 10b5-1(c)(1)(B) under the Securities Exchange Act of 1934, as amended. In addition, the undersigned agrees that without the prior written consent of ThinkEquity Partners LLC, on behalf of the Underwriters, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless ThinkEquity Partners LLC waive, in writing, such extension. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement. In addition, the undersigned agrees that, without the prior written consent of ThinkEquity Partners LLC, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: October ___, 2007

EXHIBIT B

COMPANY COUNSEL LEGAL OPINION

EXHIBIT C

INTELLECTUAL PROPERTY COUNSEL LEGAL OPINION

(i)  As to the statements under the caption “Business- Intellectual Property” and “Risk Factors- Much of our technology relies on owned or licensed intellectual property, and if such rights are not protected from the use of others, including potential competitors, our business prospects may be harmed,” all contained in the Company’s Form 10-K, dated March 23, 2007, nothing has come to the attention of such counsel which caused them to believe that the above-mentioned sections of the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) and any amendment or supplement thereto made available and reviewed by such counsel, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ii) Except as set forth in the General Disclosure Package, such counsel knows of no material action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company which are pending or threatened against the Company or any of its officers or directors.

(iii) The Company is listed in the records of the United States Patent and Trademark Office as the holder of record of the patents listed on a schedule to such opinion (the “Patents”) and each of the applications listed on a schedule to such opinion (the “Applications”). To the knowledge of such counsel, except as set forth in the General Disclosure Package, there are no claims of third parties to any ownership interest or lien with respect to any of the Patents or Applications. Such counsel is not aware of any material defect in form in the preparation or filing of the Applications on behalf of the Company. To the knowledge of such counsel, the Applications are being pursued by the Company. To the knowledge of such counsel, the Company owns as its sole property the Patents and pending Applications.

(iv) The Company is listed in the records of the appropriate foreign offices as the sole holder of record of the foreign patents listed on a schedule to such opinion (the “Foreign Patents”) and each of the applications listed on a schedule to such opinion (the “Foreign Applications”). Except as set forth in the General Disclosure Package, such counsel knows of no claims of third parties to any ownership interest or lien with respect to the Foreign Patents or Foreign Applications. Such counsel is not aware of any material defect of form in the preparation or filing of the Foreign Applications on behalf of the Company. To the knowledge of such counsel, the Foreign Applications are being pursued by the Company. To the knowledge of such counsel, the Company owns as its sole property the Foreign Patents and pending Foreign Applications.

(v) Such counsel knows of no reason why the Patents or Foreign Patents are not valid as issued. Such counsel has no knowledge of any reason why any patent to be issued as a result of any Application or Foreign Application would not be valid or would not afford the Company useful patent protection with respect thereto.